Rule 497(e)

File Nos. 333-212091 and 811-05961

GREAT-WEST SMART TRACK® ADVISOR VARIABLE ANNUITY

An individual flexible premium variable annuity

Issued by

Great-West Life & Annuity Insurance Company of New York

Supplement dated March 23, 2018

to the Prospectus dated December 29, 2017

This Supplement amends certain information contained in the Prospectus dated December 29, 2017.

Goldman Sachs VIT Strategic Income Fund Liquidation

The Board of Trustees of the Goldman Sachs Variable Insurance Trust has approved a proposal to liquidate the Goldman Sachs VIT Strategic Income Fund (the “Fund”) pursuant to a plan of liquidation. Effective as of the start of business April 20, 2018 (the “Closure Date”), the Sub-Account for the Fund will close to new investors and new Contributions. Effective as of the start of business on the Closure Date, existing investors may no longer use custom transfer features such as Dollar Cost Averaging or Rebalancer involving the Sub-Account for the Fund. Any Owner utilizing a custom transfer feature such as Dollar Cost Averaging or Rebalancer involving the Sub-Account for the Fund should contact Great-West immediately to make alternate arrangements. If you fail to make alternate arrangements by the Closure Date, any allocations made to the Sub-Account for the Fund will be automatically directed to the Sub-Account for the Great-West Government Money Market Fund.

The Fund will be liquidated on or about April 27, 2018, (the “Liquidation Date”). Contract Owners may transfer assets out of the Sub-Account for the Fund at any time prior to the Liquidation Date, and any such transfer will not incur a transfer charge and will not count against the annual free transfer limit. Effective as of the start of business on the Liquidation Date, any assets remaining in the Sub-Account for the Fund will become invested in the Sub-Account for the Great-West Government Money Market Fund.

Portfolio Closures

Effective May 1, 2018, the following Portfolio (the “Closed Portfolio”) will close to new investors and new Contributions:

Putnam VT Capital Opportunities Fund (Class IB Shares)

Effective May 1, 2018, you may no longer use custom transfer features such as Dollar Cost Averaging or Rebalancer in the Closed Portfolio. Any Owner utilizing a custom transfer feature such as Dollar Cost Averaging or Rebalancer involving the Closed Portfolio should contact the Retirement Resource Operations Center immediately to make alternate arrangements. If you fail to make alternate arrangements by May 1, 2018, any allocations made to the Sub-Accounts for the Closed Portfolio will be automatically directed to the Sub-Account for the Great-West Government Money Market Fund.

If you have any questions or would like assistance, you may contact the Retirement Resource Operations Center by calling 877-723-8723, or by writing to P.O. Box 173920, Denver, CO 80217-3920.

This Supplement must be accompanied by, or read in conjunction with, the current Prospectus dated December 29, 2017.

Please read this Supplement carefully and retain it for future reference.